Receivables, Prepayments and Other Assets	12 Months Ended
Dec. 31, 2017
Receivables Prepayments And Other Assets [Abstract]
Receivables, Prepayments and Other Assets

4. Receivables, prepayments and other assets

Receivables, prepayments and other assets consist of the following:

	As of December 31,
	2016	2017
	US$’000	US$’000
Prepayments and deposits(1)	4,507	7,270
Funds held by third party payment companies(2)	7,065	4,821
Employee advances	825	1,338
Accounts receivable	524	354
Loans receivable due from employees(3)	121	101
Accrued initial public offering related costs	1,045	—
Others	341	421
	14,428	14,305

(1)

Prepayments and deposits includes deposit placed with third party companies in the amount of US$ 1,514 thousand. The deposit placed with third party companies refers to amounts the Group expect to recover from third party companies according to the terms of service agreement. The deposit is measured at fair value at inception. The Group considers the probable future cash collectible according to the terms of the service agreement in estimating its fair value.

(2)

The Group has accounts with third party payment companies to facilitate the transfer of loan funds between to marketplace investors and borrowers for its marketplace lending service. The balance of funds held by third party payment companies mainly includes (i) funds received from borrowers but not yet transferred to accounts of marketplace investors due to the settlement time lag. The settlement time lag is generally less than 5 days; (ii) funds held on behalf of predictive selection technology loans marketplace investors.

(3)

The Company provided loans to the employees in good standing (meeting certain criteria that including service period, past performance rating, etc.) with a monthly repayment plan to meet their personal needs for purchasing property for themselves. As of December 31, 2016 and 2017, these loans carry monthly interest up to 1.5%.